UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 August 21, 2006

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code                (847) 382-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.02 - Results of Operations and Financial Condition

On August 21, 2006, CTI Industries Corporation issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2006. A copy of the Press Release is attached as Exhibit 99.

Item No. 9.01 - Exhibit

(c) The following exhibit is attached hereto:

Exhibit No.	Exhibit

99	Press Release dated August 21, 2006, captioned: “CTI Industries Corporation Reports Increased Revenues and Profits for the Second Quarter of 2006”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: August 24, 2006	By:	/s/ Howard W. Schwan
Howard W. Schwan, President